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                                                                  EXHIBIT 10.54


                              FIRST MODIFICATION OF
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST MODIFICATION OF AMENDED AND RESTATED CREDIT AGREEMENT (the "First Modification") is made and entered as of the 4th day of April, 2002, by and among CTI, INC., a Tennessee corporation (the "Borrower"); all Subsidiaries of the Borrower that are parties to the Credit Agreement as defined herein (collectively, the "Guarantors"); BANK OF AMERICA, N.A., a national banking association ("Bank of America"); FIFTH THIRD BANK, an Ohio state bank ("Fifth Third"); NATIONAL CITY BANK OF KENTUCKY, a national banking association ("National City"); and SUNTRUST BANK, a Georgia state bank ("SunTrust"), as administrative agent (in such capacity the "Administrative Agent") for SunTrust, Bank of America, Fifth Third and National City as Lenders (collectively, the "Lenders"), as Lender, and as Issuing Bank.

                                    RECITALS:

         Pursuant to the terms of an Amended and Restated Credit Agreement, dated as of March 14, 2002, among the Borrower, the Guarantors, the Lenders and SunTrust as Administrative Agent and Issuing Bank (the same may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"; except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined), the Lenders have extended Loans to the Borrower and have agreed to purchase participations in Letters of Credit issued for the account of the Borrower, and the Issuing Bank will issue such Letters of Credit, all as more specifically described in the Credit Agreement.

         The Borrower has requested that the Lenders and SunTrust as Administrative Agent and the Issuing Bank modify the terms of the Credit Agreement to provide for certain liabilities of the Borrower associated with a private placement agreement between the Borrower and First Union Capital Partners. The Lenders and SunTrust as Administrative Agent and the Issuing Bank have agreed to enter into this First Modification to provide for such liabilities.

         NOW, THEREFORE, in consideration of the foregoing, the Loans extended pursuant to the terms of the Credit Agreement, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Tangible Net Worth. Section 1.1 of the Credit Agreement is hereby modified to delete the definition of "Tangible Net Worth" and to substitute the following definition:

                  "Tangible Net Worth" shall mean, as of any date, (i) the total assets of the Borrower and its Subsidiaries that would be reflected on the Borrower's consolidated balance sheet as of such date prepared in accordance with GAAP,

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         after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, minus (ii) the sum of (x) the total liabilities of the Borrower and its Subsidiaries that would be reflected on the Borrower's consolidated balance sheet as of such date prepared in accordance with GAAP, but to exclude from such subtraction, for a period of December 31, 2001 through June 30, 2002, the warrant liability associated with the 1999 private placement stock issuance to First Union Capital Partners and the related warrants and put feature, (y) the amount of any write-up in the book value of any assets resulting from a revaluation thereof or any write-up in excess of the cost of such assets acquired reflected on the consolidated balance sheet of the Borrower as of such date prepared in accordance with GAAP and (z) the net book amount of all assets of the Borrower and its Subsidiaries that would be classified as intangible assets on a consolidated balance sheet of the Borrower as of such date prepared in accordance with GAAP.

         2. Other Terms. All other terms and conditions of the Credit Agreement and all Loan Documents shall remain unaltered and in full force and effect, unless otherwise modified in this First Modification.

         IN WITNESS WHEREOF, the parties have caused this First Modification to be executed as of the date first above written.

                                  BORROWER:

                                  CTI, INC., a Tennessee corporation


                                  By: /s/ David N. Gill
                                     -----------------------------------------
                                       Name: David N. Gill
                                            ----------------------------------
                                       Title: CFO
                                             ---------------------------------

                                  GUARANTORS:

                                  CTI PET SYSTEMS, INC., a Tennessee
                                  corporation


                                  By: /s/ Michael Templin
                                     -----------------------------------------
                                       Name: Michael Templin
                                            ----------------------------------
                                       Title: CFO
                                             ---------------------------------

                                  CTI SERVICES, INC., a Tennessee
                                  corporation


                                  By: /s/ David N. Gill
                                     -----------------------------------------
                                       Name: D. N. Gill
                                            ----------------------------------
                                       Title: CFO
                                             ---------------------------------

                                  P.E.T.NET PHARMACEUTICALS, INC., a Tennessee corporation


                                  By: /s/ David N. Gill
                                     ----------------------------------------
                                       Name: D. N. Gill
                                            ---------------------------------
                                       Title: CFO
                                             --------------------------------

                                  ADVANCED CRYSTAL TECHNOLOGY, INC.
                                  (ACT, INC.), a Tennessee corporation


                                  By: /s/ David N. Gill
                                     ----------------------------------------
                                       Name: D. N. Gill
                                            ---------------------------------
                                       Title: CFO
                                             --------------------------------


                                  CTI GMBH, a German corporation


                                  By: /s/ David N. Gill
                                     ----------------------------------------
                                       Name: D. N. Gill
                                            ---------------------------------
                                       Title: CFO
                                             --------------------------------

                                     -2-
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                                  LENDERS:

                                  SUNTRUST BANK, as a Lender,
                                  Administrative Agent and Issuing Bank


                                  By:      /s/ Scott C. Folsom
                                     -----------------------------------------
                                       Name:        Scott C. Folsom
                                            ----------------------------------
                                       Title:       Group Vice President
                                             ---------------------------------

                                  BANK OF AMERICA, N.A., as a Lender


                                  By:      /s/ Elizabeth L. Knox
                                     -----------------------------------------
                                       Name:        Elizabeth L. Knox
                                            ----------------------------------
                                       Title:       S.V.P.
                                             ---------------------------------

                                  FIFTH THIRD BANK, as a Lender


                                  By:      /s/ James E. Simpson
                                     -----------------------------------------
                                       Name:        James E. Simpson
                                            ----------------------------------
                                       Title:       Vice President
                                             ---------------------------------

                                  NATIONAL CITY BANK OF KENTUCKY, as a Lender


                                  By:      /s/ Kevin L. Anderson
                                     -----------------------------------------
                                       Name:        Kevin L. Anderson
                                            ----------------------------------
                                       Title:       Vice President
                                             ---------------------------------


                                      -3-